THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Level Advantage2® B-Class index-linked annuity
Lincoln Level Advantage2®  B-Share index-linked annuity
Lincoln Level Advantage2®  Access index-linked annuity
Lincoln Level Advantage2®  Advisory Select index-linked annuity

Supplement dated May 30, 2025 to the prospectus dated May 1, 2025

This supplement to your Lincoln Level Advantage2® index-linked annuity Prospectus describes a correction to the Charges and Adjustments – Surrender Charge section.  All other provisions in your Prospectus not discussed in this Supplement remain unchanged.

DESCRIPTION OF CHANGES

For all contracts the following section has been revised as follows:

Charges and Adjustments – Surrender Charge – The second bullet under “A surrender charge does not apply to” was stated incorrectly in the May 1, 2025 prospectus and is replaced with the following:

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Withdrawals of Contract Value during a Contract Year to the extent that the total Contract Value withdrawn during the current Contract Year does not exceed the free amount.  The free amount is equal to 10% of the current Contract Value. The free amount exception does not apply upon surrender of the Contract;

Please keep this supplement for future reference.